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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): December 28, 2007

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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



       Pennsylvania                1-11152                  23-1882087
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)           Identification No.)




 781 Third Avenue, King of Prussia, PA                      19406-1409
(Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement.
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         On December 28, 2007, InterDigital, Inc. together with certain of its domestic subsidiaries acting as guarantors (collectively, the Company), entered into a Second Amendment to Credit Agreement resulting in the continuation of a two-year $60 million unsecured revolving credit facility (the Credit Agreement). The Credit Agreement, originally entered into on December 28, 2005 and amended by the First Amendment, Consent and Joinder to Credit Agreement dated July 2, 2007, is by and among the Company, Bank of America, N.A., as Administrative Agent, and Citizens Bank of Pennsylvania.

         Borrowings under the Credit Agreement will, at the Company's option, bear interest at either (i) LIBOR plus 65 basis points or (ii) the higher of the prime rate or 50 basis points above the federal funds rate. The customary restrictive financial and operating covenants under the Credit Agreement continue in full force and effect and include, among other things, that the Company is required to (i) maintain certain minimum cash and short-term investment levels, (ii) maintain minimum financial performance requirements as measured by the Company's income or loss before taxes with certain adjustments, and (iii) limit or prohibit the incurrence of certain indebtedness and liens, judgments above a threshold amount for which a reserve is not maintained, and certain other activities outside of the ordinary course of business. Borrowings under the Credit Agreement can be used for general corporate purposes including capital expenditures, working capital, letters of credit, certain permitted acquisitions and investments, cash dividends and stock repurchases. As of December 28, 2007, the Company did not have any amounts outstanding under the Credit Agreement.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under
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              an Off-Balance Sheet Arrangement of a Registrant.
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         On December 28, 2007, the Company entered into the Credit Agreement, the material terms and conditions of which are described in Item 1.01 above and are incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERDIGITAL, INC.


                                             By: /s/ Scott A. McQuilkin
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                                                 Scott A. McQuilkin
                                                 Chief Financial Officer



Dated: December 28, 2007